CAPSTEAD MORTGAGE CORPORATION                                      EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-97



DEAL REFERENCE                                          93-2A            93-2B          93-2C              93-2D         93-2E.A
                                                   --------------  --------------  ---------------   --------------  --------------
BEGINNING SECURITY BALANCE                         $63,651,219.92  $63,595,033.00  $126,561,319.98   $88,725,160.21  $58,143,085.37
  Loans Repurchased                                         --              --               --               --              --
  Scheduled Principal Distribution                      64,859.60       62,237.36       127,418.94       482,600.02      303,293.16
  Additional Principal Distribution                     13,705.55       17,930.49        34,241.76       172,041.76       49,849.79
  Liquidations Distribution                                 --       2,655,351.90       716,622.75       188,932.20      552,098.45
  Accelerated Prepayments                                   --              --               --               --              --
  Adjustments (Cash)                                        --              --           17,488.72            --              --
  Losses/Foreclosures                                       --              --               --               --              --
  Special Hazard Account                                    --              --               --               --              --
                                                   --------------  --------------  ---------------   --------------  --------------
                        Ending Security Balance    $63,572,654.77  $60,859,513.25  $125,665,547.81   $87,881,586.23  $57,237,843.97
                                                   ==============  ==============  ===============   ==============  ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                            $   400,880.78  $   398,114.44  $    777,097.25   $   504,978.62  $   324,521.85
Compensating Interest                                       --              --               85.16           998.41          636.60

  Trustee Fee (Tx. Com. Bk.)                               716.08          794.99         1,582.02         1,109.06          629.88
  Pool Insurance Premium (PMI Mtg. Ins.)                    --              --               --               --          12,791.48
  Pool Insurance (GE Mort. Ins.)                        15,403.60       18,251.82            --           14,284.75           --
  Pool Insurance (United Guaranty Ins.)                     --              --               --               --              --
  Backup for Pool Insurance (Fin. Sec. Assur.)           3,023.43           --               --               --              --
  Special Hazard Insurance (Comm. and Ind.)                 --           1,902.59            --               --              --
  Bond Manager Fee (Capstead)                               --           1,059.92         1,582.02         1,293.91          726.79
  Excess Compensating Interest (Capstead)                   --           6,039.80            --               --              --
  Administrative Fee (Capstead)                          1,723.86           --            5,273.49         2,772.73        2,059.30
  Administrative Fee (Other)                             1,007.81          (11.67)           --               --              --
  Excess-Fees                                               --              --               --               --              --
  Special Hazard Insurance (Aetna Casualty)                 --              --               --               --              --
  Other                                                     --             (79.58)           --               --              --
                                                   --------------  --------------  ---------------   --------------  --------------
                                     Total Fees         21,874.78       27,957.87         8,437.53        19,460.45       16,207.45
                                                   --------------  --------------  ---------------   --------------  --------------
 Servicing Fee                                          21,362.50       19,803.28        33,287.73        25,323.72       16,689.73
 Interest on Accelerated Prepayments                        --              --               --               --              --
                                                   --------------  --------------  ---------------   --------------  --------------
                    Total Interest Distribution    $   444,118.06  $   445,875.59  $    818,907.67   $   550,761.20  $   358,055.63
                                                   ==============  ==============  ===============   ==============  ==============
LOAN COUNT                                                    234             215              454              352             228
WEIGHTED AVERAGE PASS-THROUGH RATE                       7.557702       7.6455819         7.368909         6.843295        6.710861


CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-97


DEAL REFERENCE                                         93-2E.B            93-2F           93-2G          93-2H.1         93-2H.2
                                                  ---------------   --------------  ---------------  --------------  --------------
BEGINNING SECURITY BALANCE                        $147,426,787.10   $74,767,838.00  $183,492,934.33  $67,908,044.07  $36,250,659.00

  Loans Repurchased                                         --               --               --              --              --
  Scheduled Principal Distribution                     158,526.85        74,503.67       210,882.66       63,853.15       36,788.19
  Additional Principal Distribution                     35,215.83         5,553.23       268,387.68       16,085.11        9,033.50
  Liquidations Distribution                            416,216.85     2,160,033.50       517,307.61    2,228,047.17      577,787.80
  Accelerated Prepayments                                   --               --               --              --              --
  Adjustments (Cash)                                        --               --               --              --              --
  Losses/Foreclosures                                       --               --               --              --              --
  Special Hazard Account                                    --               --               --              --              --
                                                  ---------------   --------------  ---------------  --------------  --------------
                        Ending Security Balance   $146,816,827.57   $72,527,747.60  $182,496,356.38  $65,600,058.64  $35,627,049.51
                                                  ===============   ==============  ===============  ==============  ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                           $    874,967.54   $   469,213.92  $  1,099,163.09  $    23,392.44  $   230,055.69
Compensating Interest                                      525.75            --            1,027.61           --              --

  Trustee Fee (Tx. Com. Bk.)                             1,597.12           934.67         2,064.30          848.84          453.10
  Pool Insurance Premium (PMI Mtg. Ins.)                32,433.89            --               --              --              --
  Pool Insurance (GE Mort. Ins.)                            --           21,458.32            --          19,964.97       10,403.95
  Pool Insurance (United Guaranty Ins.)                     --               --               --              --              --
  Backup for Pool Insurance (Fin. Sec. Assur.)              --               --               --              --              --
  Special Hazard Insurance (Comm. and Ind.)                 --               --               --              --              --
  Bond Manager Fee (Capstead)                            1,842.83         1,246.13         2,293.66           --           1,735.98
  Excess Compensating Interest (Capstead)                   --            5,541.82            --           8,821.41          159.96
  Administrative Fee (Capstead)                          5,221.56            --            7,645.88        2,829.49           --
  Administrative Fee (Other)                                --               (0.09)           --              --             345.07
  Excess-Fees                                               --               --               --              --              --
  Special Hazard Insurance (Aetna Casualty)                 --            2,236.83            --           1,759.95        1,084.50
  Other                                                     --               --               --              --              --
                                                  ---------------   --------------  ---------------  --------------  --------------
                                     Total Fees         41,095.40        31,417.68        12,003.84       34,224.66       14,182.56
                                                  ---------------   --------------  ---------------  --------------  --------------
 Servicing Fee                                          38,975.28        23,750.30        46,448.78       21,221.25       12,008.39

 Interest on Accelerated Prepayments                        --               --               --              --              --
                                                  ---------------   --------------  ---------------  --------------  --------------
                    Total Interest Distribution   $    955,563.97   $   524,381.90  $  1,158,643.32  $   478,838.35  $   256,246.64
                                                  ===============   ==============  ===============  ==============  ==============
LOAN COUNT                                                    497              256              651             240             119
WEIGHTED AVERAGE PASS-THROUGH RATE                       7.126194         7.639672         7.194985        7.481749        7.651769


CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-97


DEAL REFERENCE                                          93-2I          93-2I.1        93-2I.2           1995-A           1996-A
                                                  --------------  --------------  --------------  ---------------   --------------
BEGINNING SECURITY BALANCE                        $47,199,057.95  $46,853,393.25  $51,448,765.80  $103,179,322.65   $76,628,644.65

  Loans Repurchased                                        --              --              --               --               --
  Scheduled Principal Distribution                     46,681.72       43,474.92       46,702.15        85,121.01        71,081.27
  Additional Principal Distribution                    15,493.82        2,437.67       27,590.06       138,712.23        20,148.88
  Liquidations Distribution                           479,217.99    1,138,669.48    1,590,647.87     3,269,075.10     2,085,159.10
  Accelerated Prepayments                                  --              --              --               --               --
  Adjustments (Cash)                                      109.66           --              --               --               --
  Losses/Foreclosures                                  45,702.74           --              --               --               --
  Special Hazard Account                                   --              --              --               --               --
                                                  --------------  --------------  --------------  ---------------   --------------
                        Ending Security Balance   $46,611,852.02  $45,668,811.18  $49,783,825.72  $ 99,686,414.31   $74,452,255.40
                                                  ==============  ==============  ==============  ===============   ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                           $   300,471.28  $   295,088.11  $   323,761.28  $    649,255.26   $   486,397.83
Compensating Interest                                      --              --              --               --               --

  Trustee Fee (Tx. Com. Bk.)                              590.06          585.67          643.11           859.83           957.86
  Pool Insurance Premium (PMI Mtg. Ins.)               13,420.57           --          14,847.26            --               --
  Pool Insurance (GE Mort. Ins.)                           --          13,774.89           --           38,692.24        22,069.05
  Pool Insurance (United Guaranty Ins.)                    --              --              --               --               --
  Backup for Pool Insurance (Fin. Sec. Assur.)             --              --           2,390.64            --               --
  Special Hazard Insurance (Comm. and Ind.)                --              --              --               --               --
  Bond Manager Fee (Capstead)                           2,425.02           --              --               --               --
  Excess Compensating Interest (Capstead)                 808.26        1,911.06        1,887.36         7,371.45         2,667.75
  Administrative Fee (Capstead)                           327.95        1,952.22        2,143.64         2,798.46         3,192.90
  Administrative Fee (Other)                             (161.94)          --              --               --               --
  Excess-Fees                                              --              --              --               --               --
  Special Hazard Insurance (Aetna Casualty)             1,412.09        1,214.28        1,539.17         2,364.53         1,756.07
  Other                                                     0.44           --              --               --               --
                                                  --------------  --------------  --------------  ---------------   --------------
                                     Total Fees        18,822.45       19,438.12       23,451.18        52,086.51        30,643.63
                                                  --------------  --------------  --------------  ---------------   --------------
 Servicing Fee                                         14,749.67       14,641.71       16,077.74        32,243.56        21,417.83
 Interest on Accelerated Prepayments                       --              --              --               --               --
                                                  --------------  --------------  --------------  ---------------   --------------
                    Total Interest Distribution   $   334,043.40  $   329,167.94  $   363,290.20  $    733,585.33   $   538,459.29
                                                  ==============  ==============  ==============  ===============   ==============
LOAN COUNT                                                   179             184             201              443              267
WEIGHTED AVERAGE PASS-THROUGH RATE                      7.639959        7.557739        7.551465         7.550993         7.616961


CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-97


DEAL REFERENCE                                          1996-B          1996-C.1         1996-C.2         1996-C.3
                                                   ---------------   --------------   --------------   --------------
BEGINNING SECURITY BALANCE                         $167,315,074.25   $41,399,883.88   $78,252,500.71   $61,999,095.34

  Loans Repurchased                                          --               --               --               --
  Scheduled Principal Distribution                      151,365.36        34,458.19        63,725.03        49,971.41
  Additional Principal Distribution                      20,507.71       142,841.95        24,930.42        19,556.67
  Liquidations Distribution                           4,698,431.09     1,821,207.31     8,608,812.97     1,606,581.02
  Accelerated Prepayments                                    --               --               --               --
  Adjustments (Cash)                                         --               --               --               --
  Losses/Foreclosures                                        --               --               --               --
  Special Hazard Account                                     --               --               --               --
                                                   ---------------   --------------   --------------   --------------
                        Ending Security Balance    $162,444,770.09   $39,401,376.43   $69,555,032.29   $60,322,986.24
                                                   ===============   ==============   ==============   ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                            $  1,052,627.30   $   260,406.25   $   520,686.83   $   374,542.32
Compensating Interest                                        --               --            2,103.83            --

  Trustee Fee (Tx. Com. Bk.)                              2,091.43           517.49           652.10           516.67
  Pool Insurance Premium (PMI Mtg. Ins.)                 45,216.90            --               --               --
  Pool Insurance (GE Mort. Ins.)                             --           11,923.17            --               --
  Pool Insurance (United Guaranty Ins.)                      --               --               --            23,094.66
  Backup for Pool Insurance (Fin. Sec. Assur.)            3,918.41            --               --            16,536.85
  Special Hazard Insurance (Comm. and Ind.)                  --               --               --               --
  Bond Manager Fee (Capstead)                                --               --               --               --
  Excess Compensating Interest (Capstead)                 9,152.01         3,870.10           538.06         1,671.70
  Administrative Fee (Capstead)                           6,971.41         2,069.98         1,630.31         2,503.12
  Administrative Fee (Other)                                 --               --               --               --
  Excess-Fees                                                --               --               --               --
  Special Hazard Insurance (Aetna Casualty)               4,838.19           948.75            --            1,792.81
  Other                                                      --               --               --               --
                                                   ---------------   --------------   --------------   --------------
                                     Total Fees          72,188.35        19,329.49         2,820.47        46,115.81
                                                   ---------------   --------------   --------------   --------------
 Servicing Fee                                           48,727.81        12,937.45        19,865.88        19,374.81
 Interest on Accelerated Prepayments                         --               --               --               --
                                                   ---------------   --------------   --------------   --------------
                    Total Interest Distribution    $  1,173,543.46   $   292,673.19   $   545,477.01   $   440,032.94
                                                   ===============   ==============   ==============   ==============
LOAN COUNT                                                     552              159              304              256
WEIGHTED AVERAGE PASS-THROUGH RATE                        7.549545         7.548028         8.016981         7.569385
